AGREEMENT


     AGREEMENT made as of the 1st day of November, 2004, by and between:

     PortaVie Technologies, Inc. Ed Ganter and Mary Rustia, with an address at 943 Delaware Road, Burbank, CA 91504 ("SELLER");

                                       and

     Shawn Pecore, with an address at Suite 850 36 Toronto Street, Toronto, ON M5c 2C5. ("PURCHASER").

                             R E C I T A L S:
                             ----------------

     FIRST, SELLER is the owner of 100,000 shares of common stock of Fiorano, Inc., a Delaware corporation ("Fiorano").

     SECOND, SELLER desires to sell all 100,000 of his issued and outstanding shares in Fiorano to PURCHASER in consideration of the following.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.0  Transfer of Shares.
          ------------------

          SELLER hereby transfers and delivers 100,000 of his issued and outstanding shares in Fiorano to PURCHASER in consideration of $25,000. SELLER will immediately forward 100,000 Fiorano shares to PURCHASER.

     2.0  Representations and Warranties of SELLER.
          -----------------------------------------

SELLER hereby represents and warrants to PURCHASER that:

     2.1  Authority. SELLER has the power and authority to execute and deliver
          ---------
this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms.

     2.2  Resignation. SELLER represents that he is the sole shareholder of
          -----------
Fiorano and that PURCHASER is purchasing all of the outstanding shares of Fiorano. SELLER hereby agrees that upon receipt of the consideration set forth above, he is relinquishing all interest in any of Fiorano's assets, stock and any and all other interest relating to Fiorano. In addition, upon execution of this agreement, SELLER shall resign as the sole officer and director of Fiorano.

     2.3  Compliance with Other Instruments. The execution, delivery and
          ---------------------------------
performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which SELLER is a party or by which SELLER is bound.

     2.4  Title to SELLER'S shares in FIORANO. SELLER is the legal and
          ------------------------------------
beneficial owner of its shares in FIORANO and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.

     3.0  Representations and Warranties of PURCHASER. PURCHASER hereby
          --------------------------------------------
unconditionally represents and warrants to SELLER that:

     3.1  Authority. PURCHASER has the power and authority to execute
          ---------
and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by PURCHASER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

     3.2  Compliance with Other Instruments. The execution, delivery and
          ---------------------------------
performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which PURCHASER is a party or by which PURCHASER is bound. 3.3 Rule 144 Restriction. PURCHASER hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements. 4.0 Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein.

     5.0  Governing Law. This Agreement shall be interpreted and governed in
          -------------
accordance with the laws of the State of New Jersey.

     6.0  Severability. In the event that any term, covenant, condition, or
          ------------
other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

     7.0  Entire Agreement. This Agreement contains all of the terms agreed upon
          ----------------
by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

     8.0  Invalidity. If any paragraph of this Agreement shall be held or
          ----------
declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, Paragraph, section or part of this Agreement.

     9.0  Gender and Number. Words importing a particular gender mean and
          -----------------
include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.

     10.0 Amendments. No amendments or additions to this Agreement shall be
          ----------
binding unless in writing, signed by both parties, except as herein otherwise provided.

     11.0 No Assignments. Neither party may assign nor delegate any of its
          --------------
rights or obligations hereunder without first obtaining the written consent of the other party.

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

WITNESS

/s/  Ed Canter                           By:    /s/  Ed Canter
------------------------------                ------------------------------
                                                     ED GANTER

/s/  Mary Rustia                         By:    /s/  Mary Rustia
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                                                     MARY RUSTIA

ATTEST:

/s/  S. Pecore                           By:    /s/  Shawn Pecore
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                                                     SHAWN PECORE